TIFF INVESTMENT PROGRAM, INC.
                         SUPPLEMENT DATED JUNE 6, 2000
                     to the Prospectus dated April 28, 2000



THE PROSPECTUS IS CHANGED AS FOLLOWS:

The paragraph entitled "Asset Size" under the heading "Eligible Investors" on page 14 is deleted and replaced with the following:

     ASSET SIZE. The TIFF mutual funds are available only to organizations meeting the eligibility criteria set forth below. Because of the nature of certain investments made by the Multi-Asset and Emerging Markets Funds, shares of these funds are available only to organizations that invest at least $750,000 in TIP or whose endowment assets exceed $1.5 million. Organizations wishing to confirm their eligibility should contact FAI.